SUBORDINATED DEBENTURES	12 Months Ended
Dec. 31, 2012
SUBORDINATED DEBENTURES [Abstract]
SUBORDINATED DEBENTURES
NOTE K—SUBORDINATED DEBENTURES

Subordinated debt (included in liabilities subject to compromise at December 31, 2012, see Note C) relates to trust-preferred securities issued by Capitol which are summarized as follows at December 31 (in $1,000s):

	Current Interest Rate	Scheduled Maturity	Aggregate Liquidation Amount	Net Carrying Amount
				2012	2011

Capitol Trust I	8.50% fixed	2027	$13,494	$13,494	$13,186
Capitol Trust II	10.25% fixed	2031	10,000	10,000	9,803
Capitol Statutory Trust III	3.89% variable	2031	15,000	15,000	14,706
Capitol Bancorp Capital Trust IV	3.99% variable	2032	3,000	3,000	2,931
Capitol Trust VI	3.63% variable	2033	10,000	10,000	9,787
Capitol Trust VII	7.78% fixed	2033	10,000	10,000	9,891
Capitol Statutory Trust VIII	3.26% variable	2033	20,000	20,000	19,715
Capitol Trust IX	7.69% fixed	2034	10,000	10,000	9,952
Capitol Bancorp Trust X	1.98% variable	2037	33,000	33,000	33,000
Capitol Trust XI	1.96% variable	2037	20,000	20,000	20,000
Capitol Trust XII	10.50% fixed	2038	6,802	6,802	6,185

			$151,296	$151,296	$149,156

Securities of Capitol Trust I and XII were issued in public offerings in 1997 and 2008, respectively.  All other securities were formed in conjunction with private placements of trust-preferred securities.  Each of these securities has similar terms and, subject to certain provisions, may be called by Capitol five years after issuance.  The liquidation amount of these securities is guaranteed by Capitol.

On January 31, 2011, Capitol accepted for exchange 1,180,602 of the 2,530,000 outstanding shares of trust-preferred securities of Capitol Trust I and 773,934 of the 1,454,100 outstanding shares of trust-preferred securities of Capitol Trust XII and, pursuant to the related exchange offer, issued approximately 19.5 million previously-unissued shares of Capitol's common stock.  This exchange resulted in the retirement of approximately $19.5 million aggregate liquidation amount of the trust-preferred securities on a combined basis and eliminated approximately $3.4 million of accrued interest payable associated with the retired securities, which collectively increased Capitol's equity and regulatory capital by $21.9 million, including a gain on the transaction of approximately $16.9 million.

In 2009, the Corporation commenced the deferral of interest payments on its various trust-preferred securities, as is permitted under the terms of the securities, in order to conserve cash resources.  The payment of interest on those securities may be deferred for periods up to five years.  During such deferral periods, Capitol is prohibited from paying dividends on its common stock (subject to certain exceptions) and is further restricted by Capitol's written agreement with the Federal Reserve Bank of Chicago, which prohibits both payment of interest on the trust-preferred securities and cash dividends without prior written approval from that agency.  Upon termination of a deferral-period, all prior accrued and unpaid interest becomes immediately due and payable to holders of the securities at that time.  Accrued interest payable on such securities approximated $33.3 million and $27.6 million at December 31, 2012 and 2011, respectively.  Holders of the trust-preferred securities recognize current taxable income relating to the deferred interest payments.  The accrual of interest was discontinued as of the bankruptcy filing date (see Note C).

Documents governing the trusts give holders of the securities preference on liquidation over the holders of Capitol's common stock.  When the trust-preferred securities were issued, they were treated as qualifying regulatory capital.  Under current regulatory guidelines, none of Capitol's trust-preferred securities are included as qualifying regulatory capital as of December 31, 2012 and 2011.